Exhibit 10.11

FORM OF TRANSACTION SUBI SUPPLEMENT 20[ ]-[ ] TO

AMENDED AND RESTATED TRUST AGREEMENT

between

PORSCHE FUNDING LIMITED PARTNERSHIP,

as UTI Holder

and

[WILMINGTON TRUST COMPANY],

as Origination Trustee

Dated as of [ ], [ ]

Exhibit A	-	Form of Transaction SUBI Certificate
Schedule 1	-	Description of Transaction SUBI Assets

-i-	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement (PILOT 20[ ]-[ ])

TRANSACTION SUBI SUPPLEMENT 20[ ]-[ ] TO

AMENDED AND RESTATED TRUST AGREEMENT

OF PORSCHE LEASING LTD.

THIS TRANSACTION SUBI SUPPLEMENT 20[ ]-[ ] TO AMENDED AND RESTATED TRUST AGREEMENT (as amended, restated, supplemented or modified and in effect from time to time, the “Transaction SUBI Supplement”) is dated and effective as of [ ], [ ], between PORSCHE FUNDING LIMITED PARTNERSHIP, a Delaware limited partnership (“PFLP”), as holder of the Undivided Trust Interest (in such capacity, the “UTI Holder” and in its capacity as settlor, the “Settlor”), and [WILMINGTON TRUST COMPANY], a [Delaware corporation with trust powers], as origination trustee (the “Origination Trustee”).

RECITALS

WHEREAS, PFLP (as assignee of PFS) and the Origination Trustee are parties to the Amended and Restated Trust Agreement, dated as of November 14, 1997 (as amended by the UTI Assignment and Origination Trust Document Amendment, dated as of July 31, 2000, and as further amended, restated, supplemented or modified and in effect from time to time, the “Origination Trust Agreement”);

WHEREAS, the Origination Trust Agreement contemplates that from time to time the Origination Trustee, on behalf of Porsche Leasing Ltd. (the “Origination Trust”) and at the direction of the UTI Holder, will identify and allocate on the Origination Trust’s books and records certain Origination Trust Assets from the Undivided Trust Interest to separate SUBI Portfolios and will create and issue certificates to the UTI Holder representing separate special units of beneficial interest in the Origination Trust or “SUBIs”, the beneficiary or beneficiaries of which will hold an exclusive 100% undivided beneficial ownership interest in the related SUBI Portfolios, all as set forth in the Origination Trust Agreement.

WHEREAS, the parties hereto desire to supplement the terms of the Origination Trust Agreement (i) to cause the Origination Trustee to identify and allocate Origination Trust Assets to a SUBI Portfolio (the “Transaction SUBI Portfolio”), which shall consist of Transaction Units consisting of Transaction Leases, Transaction Vehicles and the associated Related Rights, (ii) to create and issue to the UTI Holder a SUBI Certificate (such SUBI Certificate, together with any replacements thereof, the “Transaction SUBI Certificate”) that will evidence and represent the entire and exclusive beneficial ownership interest in the related SUBI (the “Transaction SUBI”) and the interests in the Transaction SUBI Portfolio represented thereby, (iii) to provide for the Origination Trust’s continued holding of record title to the Transaction SUBI Portfolio (including the Transaction Vehicles) as agent and nominee for (and solely for the benefit of) the holder of the Transaction SUBI Certificate, and (iv) to set forth the terms and conditions thereof.

WHEREAS, concurrently herewith, the Origination Trustee, the Origination Trust and the Servicer are entering into that certain Transaction SUBI Supplement 20[ ]-[ ] to Amended and Restated Servicing Agreement (as amended, restated, supplemented or modified and in effect from time to time, the “Transaction SUBI Servicing Supplement”) pursuant to which, among other things, the terms of the Origination Servicing Agreement will be supplemented insofar as they apply to the Transaction SUBI Portfolio, providing for specific servicing obligations.

Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement (PILOT 20[ ]-[ ])

WHEREAS, concurrently herewith, (i) PFLP and Porsche Auto Funding LLC, a Delaware limited liability company (the “Transferor”), are entering into a SUBI Sale Agreement, pursuant to which the Transferor will purchase the Transaction SUBI Certificate and certain related assets and (ii) the Transferor and Porsche Innovative Lease Owner Trust 20[ ]-[ ], a Delaware statutory trust (the “Issuer”), are entering into a SUBI Transfer Agreement, pursuant to which the Transferor will transfer the Transaction SUBI Certificate and certain related assets to the Issuer.

WHEREAS, concurrently herewith, the Issuer is entering into an asset-backed financing transaction pursuant to, among other agreements, an Indenture dated as of the date hereof (the “Indenture”) between the Issuer and [    ], as indenture trustee (the “Indenture Trustee”), pursuant to which, among other things, the Issuer will issue notes and will Grant a security interest to the Indenture Trustee in certain of its assets, including the Transaction SUBI Certificate.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Origination Trust Agreement, the parties hereto agree to the following supplemental obligations with regard to the Transaction SUBI Portfolio:

PART X.

DEFINITIONS; THIRD-PARTY BENEFICIARIES

Section 10.1 Definitions.

For all purposes of this Transaction SUBI Supplement, except as otherwise expressly provided or unless the context otherwise requires, (a) unless otherwise defined herein, all capitalized terms used herein shall have the meanings attributed to them in Appendix A to the SUBI Sale Agreement, (b) all capitalized terms used herein which are not defined herein or in the SUBI Sale Agreement and which are defined in the Origination Trust Agreement shall have the meanings attributed to them by the Origination Trust Agreement, (c) all references to words such as “herein”, “hereof” and the like shall refer to this Transaction SUBI Supplement as a whole and not to any particular article or section within this Transaction SUBI Supplement, (d) the term “include” and all variations thereon shall mean “include without limitation”, and (e) the term “or” shall include “and/or”.

Section 10.2 Third-Party Beneficiaries.

The holder and pledgees of the Transaction SUBI Certificate (including the Issuer and the Indenture Trustee), and their respective successors, permitted assigns and pledgees are third-party beneficiaries of the Origination Trust Agreement and this Transaction SUBI Supplement, insofar as they apply to the Transaction SUBI.

PART XI.

CREATION OF THE TRANSACTION SUBI

Section 11.1 Initial Creation of Transaction SUBI Portfolio and Transaction SUBI.

(a)  Pursuant to Sections 4.2(a) and 4.2(b) of the Origination Trust Agreement, the UTI Holder hereby directs the Origination Trustee to identify and allocate or cause to be identified and allocated on the books and records of the Origination Trust a separate portfolio of SUBI Assets to

2	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement (PILOT 20[ ]-[ ])

be accounted for and held in trust independently from all other Origination Trust Assets consisting of those Units (each, a “Transaction SUBI Asset”), which shall include the Transaction Vehicles which are identified on Schedule 1 to this Transaction SUBI Supplement, the Transaction Leases relating thereto and all other Origination Trust Assets to the extent related thereto (other than cash which does not constitute Collections identified on or after the Cut-Off Date). Based upon their identification and allocation by the UTI Holder pursuant to such Schedule 1, the Origination Trustee hereby identifies and allocates as Transaction SUBI Assets such portfolio of SUBI Assets to be held by the Origination Trust, as agent and nominee (and solely for the benefit) of the holder of the Transaction SUBI Certificate, each such SUBI Asset to be identified on the books and records of the Origination Trust as belonging exclusively to the Transaction SUBI Portfolio; provided that any Collections identified on or prior to the Cut-Off Date for any such Transaction Unit identified on Schedule 1 shall not be allocated as Transaction SUBI Assets and shall not belong to the Transaction SUBI Portfolio.

(b)  Also pursuant to Section 4.2(a) of the Origination Trust Agreement, the Origination Trustee hereby creates a SUBI which shall be known as the “Porsche Leasing Ltd. Transaction Special Unit of Beneficial Interest 20[ ]-[ ]” or “Transaction SUBI” and which shall represent an exclusive and specific 100% beneficial interest solely in the Transaction SUBI Portfolio and those proceeds or assets derived from or earned by such Transaction SUBI Portfolio.

(c)  In accordance with Section 3.1 of the Origination Trust Agreement, [Wilmington Trust Company] agrees to act as trustee of the Origination Trust for the benefit of the holder of the Transaction SUBI Certificate.

Section 11.2 Subsequent Removals From the Transaction SUBI Portfolio.

(a)  Upon compliance by PFS with directions provided to it by PFLP pursuant to Section 3.3 of the SUBI Sale Agreement to reallocate the beneficial interest in any Transaction Unit, such Unit shall be identified on a schedule to the related Servicer’s Certificate and reallocated from the Transaction SUBI Portfolio to the Undivided Trust Interest on the Payment Date that the payment of the related Reallocation Amount is made. On such Payment Date, the Origination Trustee will make (or cause to be made) a notation in its records reflecting the reallocation of such Origination Trust Assets as of the time thereof.

(b)  Upon compliance by the Servicer with the provisions of Section 8.12 of the Transaction SUBI Servicing Supplement to reallocate any Transaction Unit subject to a Postmaturity Term Extension, such Unit will be identified on a schedule to the related Servicer’s Certificate and reallocated from the Transaction SUBI Portfolio to the Undivided Trust Interest (if the Servicer is PFS) or to any Other SUBI designated by the Servicer (if the Servicer is not PFS) on the Payment Date that the payment of the related Reallocation Amount is made. On such Payment Date, the Origination Trustee will make (or cause to be made) a notation in its records reflecting the reallocation of such Origination Trust Assets as of the time thereof.

(c)  Upon compliance by the Servicer with the provisions of Section 8.14 of the Transaction SUBI Servicing Supplement to terminate a Transaction Lease related to an Included Unit subject to an End of Term Lease Loyalty Program, such Unit will be identified on a schedule to the related Servicer’s Certificate and reallocated from the Transaction SUBI Portfolio to the

3	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement (PILOT 20[ ]-[ ])

Undivided Trust Interest (if the Servicer is PFS) or to any Other SUBI designated by the Servicer (if the Servicer is not PFS) in accordance with the provisions of Section 8.14 of the Transaction SUBI Servicing Supplement. On such Payment Date, the Origination Trustee will make (or cause to be made) a notation in its records reflecting the reallocation of such Origination Trust Assets as of the time thereof.

Section 11.3 Issuance and Form of Transaction SUBI Certificate.

(a)  The Transaction SUBI shall be represented by a Transaction SUBI Certificate which shall represent an exclusive 100% beneficial ownership interest in the Transaction SUBI and the Transaction SUBI Portfolio, as further set forth herein. The Transaction SUBI Certificate shall be substantially in the form of Exhibit A attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required by this Transaction SUBI Supplement and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistent herewith and with the Origination Trust Agreement, be directed by the UTI Holder with the consent of the holder and each permissible pledgee of the Transaction SUBI Certificate. Any portion of the Transaction SUBI Certificate may be set forth on the reverse thereof. The Transaction SUBI Certificate shall be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced or may be produced in any other manner as may, consistent herewith and with the Origination Trust Agreement, be determined by the UTI Holder with the consent of the holder and each permissible pledgee of the Transaction SUBI Certificate.

(b)  As required by Section 4.2(b) of the Origination Trust Agreement, the Transaction SUBI Certificate shall contain an express written release and subordination of any claim by any holder thereof to any proceeds or assets of the Origination Trustee and to all of the Origination Trust Assets other than those from time to time included within the Transaction SUBI Portfolio.

Section 11.4 Filings; Termination of Transaction SUBI; Related Matters.

(a)  The UTI Holder and the Origination Trustee will undertake all other and future actions and activities as may be required by the Servicer (pursuant to the Transaction SUBI Servicing Supplement) to perfect (or evidence) and confirm the foregoing identification and allocation of SUBI Assets to the Transaction SUBI Portfolio, including, solely with respect to the UTI Holder, filing or causing to be filed UCC financing statements and executing and delivering all related filings, documents or writings as may be deemed reasonably necessary by the Servicer hereunder or under any of the Transaction Documents and as are presented to them in final execution form; provided, however, that in no event will the UTI Holder, the Servicer or the Origination Trustee be required to take any action to indicate any Person as lienholder or change the Person listed as owner on the Certificate of Title for any Transaction Vehicle allocated to the Transaction SUBI Portfolio. The UTI Holder hereby irrevocably makes and appoints each of the Origination Trustee and the Servicer, and any of their respective officers, employees or agents, as the true and lawful attorney-in-fact of the UTI Holder (which appointment is coupled with an interest and is irrevocable) with power to sign on behalf of the UTI Holder any security agreements, mortgages, assignments, affidavits, letters of authority, notices or similar documents necessary or appropriate to be executed or filed pursuant to this Section.

4	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement (PILOT 20[ ]-[ ])

(b)  If all of the Transaction Units have been liquidated into cash and all of such cash shall have been distributed in accordance with the Transaction SUBI Servicing Supplement or the Transferor has purchased the Transaction SUBI Certificate from the Issuer pursuant to Section 3.18 of the SUBI Transfer Agreement, then, at the direction of the holder of the Transaction SUBI Certificate, the Transaction SUBI shall be terminated and the Transaction SUBI Certificate shall be returned to the Origination Trustee and canceled thereby.

(c)  Upon a written direction to the Origination Trustee to revoke and terminate the Transaction SUBI by the holder of the Transaction SUBI Certificate, the Origination Trustee shall (i) revoke and terminate the Transaction SUBI and (ii) promptly, at the expense of the holder of the Transaction SUBI Certificate, distribute the Transaction SUBI Assets to the holder of the Transaction SUBI Certificate; provided, however, that the Transaction SUBI shall not be subject to such revocation and termination prior to the earlier of (A) the acceleration of the maturity of the Notes under Section 5.2 of the Indenture following an Event of Default or (B) payment in full of the principal and accrued interest on the Notes.

Section 11.5 Representations and Warranties of Origination Trustee.

The Origination Trustee hereby makes the following representations and warranties on which the Settlor and UTI Holder, each of their permitted assignees and each holder of the Transaction SUBI Certificate may rely:

(a)  Organization and Good Standing. The Origination Trustee is a corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)  Power and Authority. The Origination Trustee has full power, authority and right to execute, deliver and perform this Transaction SUBI Supplement and has taken all necessary action to authorize the execution, delivery and performance by it of this Transaction SUBI Supplement.

(c)  Due Execution. This Transaction SUBI Supplement has been duly executed and delivered by the Origination Trustee, and this Transaction SUBI Supplement and the Origination Trust Agreement are legal, valid and binding instruments enforceable against the Origination Trustee in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency and other similar laws relating to the enforcement of creditors’ rights generally and to general principles of equity.

(d)  No Conflict. Neither the execution and delivery of this Transaction SUBI Supplement nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default (with notice or passage of time or both) under any provision of any law, governmental rule, regulation, judgment, decree or order binding on the Origination Trustee or the charter or bylaws of the Origination Trustee or any provision of any mortgage, indenture, contract, agreement or other instrument to which the Origination Trustee is a party or by which it is bound. No consent, approval or authorization of, or filing, registration or qualification with, or the giving of notice or the taking of any other action with respect to, any federal or Delaware state Governmental

5	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement (PILOT 20[ ]-[ ])

Authority is required on the part of the Origination Trustee in connection with the execution, delivery and performance by the Origination Trustee of the Origination Trust Agreement, the Origination Servicing Agreement, the Transaction SUBI Servicing Supplement and this Transaction SUBI Supplement.

(e)  Location of Records. The office where the Origination Trustee keeps its records concerning the transactions contemplated hereby is located at [1100 North Market Street, Wilmington, Delaware 19890-0001].

Section 11.6 Merger and Consolidation of Origination Trustee. The Origination Trustee shall give notice to the Transferor and the Administrator within a reasonable time after affecting any merger, consolidation, or other transaction set forth in Section 6.5 of the Origination Trust Agreement.

PART XII.

ASSIGNMENT OF THE TRANSACTION SUBI

Section 12.1 Assignment.

The parties to this Transaction SUBI Supplement hereby acknowledge and consent to the mortgage, pledge, assignment and Grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all of the Issuer’s rights hereunder and to the Transaction SUBI and the Transaction SUBI Certificate. The parties to this Transaction SUBI Supplement hereby acknowledge and consent to (i) the sale from PFLP to the Transferor and (ii) the sale from the Transferor to the Issuer of the Transaction SUBI Certificate, the beneficial interest in the Transaction SUBI and the related assets. In addition, the parties to this Transaction SUBI Supplement hereby acknowledge and agree that after the occurrence of an Event of Default and the exercise of remedies related thereto the Indenture Trustee will have the right to exercise all rights, remedies, powers, privileges and claims of the Issuer under this Transaction SUBI Supplement.

PART XIII.

MISCELLANEOUS PROVISIONS

Section 13.1 Amendment, Etc.

(a)  Notwithstanding Section 9.1 of the Origination Trust Agreement, the Origination Trust Agreement, as supplemented by this Transaction SUBI Supplement, to the extent that it deals solely with the Transaction SUBI, the Transaction SUBI Portfolio and the Transaction SUBI Certificate, may be amended in accordance with this Section 13.1.

(b)  Any term or provision of the Origination Trust Agreement or this Transaction SUBI Supplement may be amended by PFLP without the consent of the Origination Trustee, the Indenture Trustee, any Noteholder, the Issuer, the Owner Trustee or any other Person subject to the satisfaction of one of the following conditions:

6	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement (PILOT 20[ ]-[ ])

(i)	PFLP delivers an Opinion of Counsel to the Indenture Trustee and the Origination Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders;

(ii)

PFLP delivers an Officer’s Certificate of the PFLP to the Indenture Trustee and the Origination Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or

(iii)

the Rating Agency Condition is satisfied with respect to such amendment and PFLP notifies the Indenture Trustee and the Origination Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment.

(c)  This Transaction SUBI Supplement may also be amended from time to time by PFLP, with the consent of the Noteholders evidencing not less than a majority of the aggregate Note Balance of the Outstanding Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Transaction SUBI Supplement or of modifying in any manner the rights of the Noteholders. It will not be necessary for the consent of Noteholders to approve the particular form of any proposed amendment, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in the Origination Trust Agreement) and of evidencing the authorization of the execution thereof by Noteholders will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

(d)  Any term or provision of this Transaction SUBI Supplement may also be amended from time to time by PFLP, for the purpose of conforming the terms of this Transaction SUBI Supplement to the description thereof in the Prospectus or, to the extent not contrary to the Prospectus, to the description thereof in an offering memorandum with respect to the Notes or Certificates, without the consent of the Origination Trustee, the Indenture Trustee, any Noteholder, the Issuer, the Owner Trustee or any other Person.

(e)  Prior to the execution of any such amendment, PFLP shall provide written notification of the substance of such amendment to each Rating Agency, the Origination Trustee, the Indenture Trustee and the Owner Trustee; and promptly after the execution of any such amendment, PFLP shall furnish a copy of such amendment to each Rating Agency, the Origination Trustee, the Indenture Trustee and the Owner Trustee; provided, that no amendment shall be effective which affects the rights, protections, immunities, indemnities or duties of the Origination Trustee, the Indenture Trustee or the Owner Trustee without the prior written consent of such Person (which consent shall not be unreasonably withheld or delayed).

(f)  Prior to the execution of any amendment to this Transaction SUBI Supplement, the Owner Trustee and the Origination Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Origination Trust Agreement or this Transaction SUBI Supplement and that all conditions precedent to the execution and delivery of such amendment have been satisfied.

7	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement (PILOT 20[ ]-[ ])

Section 13.2 Governing Law.

THIS TRANSACTION SUBI SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 13.3 Notices.

(a)  Unless otherwise expressly specified or permitted by the terms hereof, all demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service or by electronic transmission and addressed in each case as specified on Schedule III of the SUBI Sale Agreement, or at such other address as shall be designated by any of the specified addressees in a written notice to the other parties hereto. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder.

(b)  Any notice required or permitted to be given to the Certificateholder shall be given by first-class mail, postage prepaid or by electronic transmission, at the address of the Certificateholder as shall be designated by such party in a written notice to each other party. Any notice to a Certificateholder mailed within the time and in the manner prescribed in this Transaction SUBI Supplement shall be conclusively presumed to have been duly given, whether or not the Certificateholder shall receive such notice.

Section 13.4 Severability of Provisions.

Any provision of this Transaction SUBI Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 13.5 Effect of Transaction SUBI Supplement on Origination Trust Agreement and Transaction Documents.

(a)  Except as otherwise specifically provided herein: (i) the parties shall continue to be bound by all provisions of the Origination Trust Agreement; and (ii) the provisions set forth herein shall operate either as additions to or modifications of the obligations of the parties under the Origination Trust Agreement, as the context may require. In the event of any conflict between the provisions of this Transaction SUBI Supplement and the Origination Trust Agreement with respect to the Transaction SUBI, the provisions of this Transaction SUBI Supplement shall prevail.

(b)  For purposes of determining the parties’ obligations under this Transaction SUBI Supplement with respect to the Transaction SUBI, general references in the Origination Trust Agreement to: (i) the SUBI Portfolio shall be deemed to refer more specifically to the Transaction SUBI Portfolio; (ii) the SUBI Supplement shall be deemed to refer more specifically to this

8	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement (PILOT 20[ ]-[ ])

Transaction SUBI Supplement; and (iii) the SUBI Servicing Agreement Supplement shall be deemed to refer more specifically to the Transaction SUBI Servicing Supplement.

Section 13.6 Each SUBI Separate; Assignees of SUBI.

Each party hereto acknowledges and agrees (and each holder or pledgee of the Transaction SUBI Certificate, by virtue of its acceptance of such Transaction SUBI Certificate or pledge thereof acknowledges and agrees) that (a) the Transaction SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code § 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Transaction SUBI or the Transaction SUBI Portfolio shall be enforceable against the Transaction SUBI Portfolio only, and not against any Other SUBI Assets or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any Other SUBI, any Other SUBI Portfolio, the UTI or the UTI Portfolio shall be enforceable against such Other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against the Transaction SUBI or any Transaction SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Transaction SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Transaction SUBI in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Transaction SUBI or the Transaction SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any Other SUBI or any Other SUBI Assets and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any Other SUBI or any Other SUBI Assets shall be entitled to maintain any action against or recover any assets allocated to the Transaction SUBI and (e) any purchaser, assignee or pledgee of an interest in the Transaction SUBI or the Transaction SUBI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, (ii) agree for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any Other SUBI or Other SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI Portfolio and each Other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each Other SUBI Portfolio and (iii) satisfy any other transfer restrictions expressly set forth in the Origination Trust Agreement.

Section 13.7 No Petition; Release of Claims.

Subject to Section 6.9(b), of the Origination Trust Agreement, with respect to each Bankruptcy Remote Party, each party hereto (and each holder and pledgee of the Transaction SUBI Certificate by virtue of its acceptance of such Transaction SUBI Certificate or pledge thereof) covenants and agrees that prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking

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the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence or join with any other Person in commencing, any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, arrangement, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction; provided, however, that nothing herein shall prevent the Origination Trustee from filing a proof of claim in any such proceeding.

Section 13.8 Tax Matters.

Each of the parties hereto and any holder or pledgee of the Transaction SUBI Certificate (including the Issuer and the Indenture Trustee, respectively) agree that for U.S. federal, state and local income, franchise and/or value added tax purposes it shall not treat this Transaction SUBI Supplement as creating or constituting a trust, partnership, association taxable as a corporation or any other type of separate entity (and will report for such purposes in a consistent manner therewith). Instead, each of such parties agrees, and will consistently report, that for U.S. federal, state and local income, franchise and/or value added tax purposes the Origination Trust holds the Transaction SUBI Portfolio and each asset therein as a mere agent of the Issuer. Each such party further agrees that the Origination Trust is acting as holder of record title to the Transaction SUBI Portfolio, including the Transaction Vehicles, solely for the benefit of, and as agent and nominee of, the Issuer, and shall not hold itself out or act in a manner inconsistent with it acting merely as agent and nominee.

Section 13.9 Entire Agreement.

THIS TRANSACTION SUBI SUPPLEMENT AND THE OTHER TRANSACTION DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

Section 13.10 Submission to Jurisdiction; Waiver of Jury Trial.

Each of the parties hereto hereby irrevocably and unconditionally:

(a)  submits for itself and its property in any Proceeding relating to this Transaction SUBI Supplement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of Delaware, the courts of the United States of America for the District of Delaware and appellate courts from any thereof;

(b)  consents that any such Proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such Proceeding in any

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such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)  agrees that service of process in any such Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 13.3 of this Transaction SUBI Supplement;

(d)  agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)  to the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any Proceeding or counterclaim based on, or arising out of, under or in connection with this Transaction SUBI Supplement, any other Transaction Document, or any matter arising hereunder or thereunder.

Section 13.11 Limitation of Liability.

It is expressly understood and agreed by the parties hereto that (a) this Transaction SUBI Supplement is executed and delivered by [Wilmington Trust Company], not individually or personally but solely as Origination Trustee of the Origination Trust under the Origination Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Origination Trustee and the Origination Trust is made and intended not as personal representations, undertakings and agreements by [Wilmington Trust Company] but is made and intended for the purpose of binding only the Origination Trust, (c) nothing herein contained shall be construed as creating any liability on [Wilmington Trust Company], individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) [Wilmington Trust Company] has made no investigation as to the accuracy or completeness of any representations and warranties made by the Origination Trustee or the Origination Trust in this Transaction SUBI Servicing Supplement and (e) under no circumstances shall [Wilmington Trust Company] be personally liable for the payment of any indebtedness or expenses of the Origination Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by any party under this Transaction SUBI Supplement or the other Origination Trust Documents except in accordance with the provisions of the Origination Trust Agreement.

It is further understood that the Origination Trustee, in its individual capacity, shall have no recourse to any Transaction SUBI Assets, including such Transaction SUBI Assets that were UTI Assets at the time a claim against the Origination Trustee arose. Notwithstanding the foregoing, the previous sentence shall in no way impair the right of the Origination Trustee to amounts due to it pursuant to Sections 5.4 and 8.4 of the Indenture, solely to the extent that there are Available Funds available to pay such amounts.

11	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement (PILOT 20[ ]-[ ])

Section 13.12 Separate Counterparts.

This Transaction SUBI Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 13.13 Electronic Signatures and Transmission.

(a)  For purposes of this Transaction SUBI Supplement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by electronic transmission. The term “electronic signature” shall mean any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. Each of the parties hereto agrees that this Transaction SUBI Supplement, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Transaction SUBI Supplement or the Origination Trust Agreement may be accepted, executed or agreed to by an authorized individual on behalf of the party through the use of: (a) an electronic signature in accordance with the E-Sign Act, UETA or any applicable state law; (b) an original manual signature; or (c) a faxed, scanned or photocopied manual signature. Each electronic signature or faxed, scanned or photocopied manual signature shall for all purposes have the same validity, legal effect and admissibility in evidence as an original manual signature. Each of the parties hereto are authorized to accept written instructions, directions, reports, notices or other communications delivered by electronic transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by electronic transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such electronic transmission; and none of the parties hereto shall have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information delivered to such party, including, without limitation, the risk of such party acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties.

(b)  Any requirement in this Transaction SUBI Supplement or the Origination Trust Agreement that a document, including this Agreement, is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit electronic signature and shall not be deemed to prohibit delivery thereof by electronic transmission.

Section 13.14 [Multiple Roles.

It is expressly acknowledged, agreed and consented to that [Wilmington Trust Company] will be acting in the capacity of Origination Trustee hereunder and its affiliate, [    ] will be acting in the capacity as Owner Trustee. [Wilmington Trust Company] and [    ] may, in such capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other equitable principles to the extent that any such conflict or breach arises from the performance by [Wilmington Trust Company] of its express

12	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement (PILOT 20[ ]-[ ])

duties set forth in the Origination Trust Agreement or the performance by [    ] of its express duties set forth in the Trust Agreement, all of which defenses, claims or assertions are waived by the parties hereto.]

Section 13.15 Form 10-D Filings.

For so long as the Transferor is filing reports under the Exchange Act with respect to the Issuer, the Origination Trustee shall (i) on or before the fifth Business Day of each month, notify the Transferor, in writing, of any Form 10-D Disclosure Item with respect to the Origination Trustee, together with a description of any such Form 10-D Disclosure Item in form and substance reasonably satisfactory to the Transferor; provided, however, that the Origination Trustee shall not be required to provide such information in the event that there has been no change to the information previously provided by the Origination Trustee to the Transferor, and (ii) as promptly as practicable following notice to or discovery by a Responsible Officer of the Origination Trustee of any changes to such information, provide to the Transferor, in writing, such updated information.

Section 13.16 Form 8-K Filings.

So long as the Transferor is filing Exchange Act Reports with respect to the Issuer, the Origination Trustee shall promptly notify the Transferor, but in no event later than one (1) Business Day after its occurrence, of any Reportable Event of which a Responsible Officer of the Origination Trustee has actual knowledge (other than a Reportable Event described in clause (a) or (b) of the definition thereof as to which the Transferor or the Servicer has actual knowledge). The Origination Trustee shall be deemed to have actual knowledge of any such event to the extent that it relates to the Origination Trustee in their individual capacity or any action by the Origination Trustee under this Transaction SUBI Supplement or the Origination Trust Agreement.

Section 13.17 Indemnification.

(a)  [Wilmington Trust Company] shall indemnify the Transferor, each Affiliate of the Transferor or each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)

(A) any untrue statement of a material fact contained in any information provided in writing by [Wilmington Trust Company] to the Transferor or its affiliates under Sections 13.15 or 13.16 (such information, the “Provided Information”), or (B) the omission to state in the Provided Information a material fact required to be stated in the Provided Information, or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the related information and not to any other information communicated in connection with a sale or purchase of securities,

13	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement (PILOT 20[ ]-[ ])

without regard to whether the Provided Information or any portion thereof is presented together with or separately from such other information; or

(ii)	any failure by [Wilmington Trust Company] to deliver any information, report, or other material when and as required under Sections 13.15 or 13.16.

(b)  In the case of any failure of performance described in clause (a)(ii) of this Section, [Wilmington Trust Company], shall promptly reimburse the Transferor for all costs reasonably incurred in order to obtain the information, report or other material not delivered as required by [Wilmington Trust Company].

(c)  Notwithstanding anything to the contrary contained herein, in no event shall [Wilmington Trust Company] be liable for special, indirect or consequential damages of any kind whatsoever, including but not limited to lost profits, even if [Wilmington Trust Company] has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 13.18 Information to Be Provided by the Origination Trustee.

The Origination Trustee shall provide the Transferor and the Servicer with (i) notification, as soon as practicable and in any event within five (5) Business Days, of all demands communicated to a Responsible Officer of the Origination Trustee for the reallocation of any Transaction Unit pursuant to Section 3.3 of the Indenture and (ii) promptly upon written request, any other information reasonably requested in the Origination Trustee’s possession and that can be provided without unreasonable effort or expense to facilitate compliance with Rule 15Ga-1 under the Exchange Act. In no event shall the Origination Trustee have (i) any responsibility or liability in connection with any filing required to be made by a securitizer under the Exchange Act or Regulation AB or (ii) any duty or obligation to undertake any investigation or inquiry related to repurchase activity or otherwise to assume any additional duties or responsibilities in respect of the Transaction Documents or the transactions contemplated thereby. A demand does not include general inquiries, including investor inquiries, regarding asset performance or possible breaches of representations or warranties.

[SIGNATURES ON THE FOLLOWING PAGE]

14	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement (PILOT 20[ ]-[ ])

IN WITNESS WHEREOF, the parties hereto have caused this Transaction SUBI Supplement to be duly executed by their respective officers as of the day and year first above written.

PORSCHE FUNDING LIMITED PARTNERSHIP, as UTI Holder

By:	PORSCHE FINANCIAL SERVICES, INC.,
its General Partner

By:
Name:
Title:

By:
Name:
Title:

S-1	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement (PILOT 20[ ]-[ ])

[WILMINGTON TRUST COMPANY],
as Origination Trustee

By:
Name:
Title:

S-2	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement (PILOT 20[ ]-[ ])

EXHIBIT A

FORM OF TRANSACTION SUBI CERTIFICATE

PORSCHE LEASING LTD.

TRANSACTION SPECIAL UNIT OF BENEFICIAL INTEREST 20[ ]-[ ]

CERTIFICATE

Evidencing an exclusive undivided 100% beneficial interest in all Transaction SUBI Assets (as defined below).

(This Certificate does not represent an obligation of, or an interest in, Porsche Financial Services, Inc., Porsche Funding Limited Partnership, Porsche Auto Funding LLC, [Wilmington Trust Company] or any of their respective affiliates other than the Origination Trust (as defined below)).

Number Transaction SUBI 20[ ]-[ ], No. [ ]

THIS CERTIFIES THAT [ ], a [ ], is the registered owner of a 100% nonassessable, fully-paid, exclusive undivided beneficial interest in the Transaction SUBI Portfolio (such interest, a “Transaction SUBI”) of Porsche Leasing Ltd., a Delaware statutory trust (the “Origination Trust”) formed by Porsche Funding Limited Partnership, a Delaware limited partnership (as assignee of Porsche Financial Services, Inc. (f/k/a Porsche Credit Corporation)), as settlor (“PFLP” or, in its capacity as settlor thereunder, and, together with any successor or assign, the “Settlor”), and [Wilmington Trust Company], a [Delaware corporation], as trustee (the “Origination Trustee”). The Origination Trust was created pursuant to a Trust Agreement dated as of December 20, 1996, as amended and restated by that certain Amended and Restated Trust Agreement dated as of November 14, 1997 (as amended, restated, supplemented or modified and in effect from time to time, the “Origination Trust Agreement”), between the Origination Trustee and PFLP, as Settlor and as UTI Holder (as assignee of Porsche Financial Services, Inc. (f/k/a Porsche Credit Corporation) pursuant to the UTI Assignment and Origination Trust Document Amendment, dated as of July 31, 2000), as supplemented for purposes hereof by that certain Transaction SUBI Supplement 20[ ]-[ ] to Amended and Restated Trust Agreement dated as of [ ], [ ] (as amended, restated, supplemented or modified and in effect from time to time, the “Transaction SUBI Supplement”), between PFLP, as the UTI Holder (the “UTI Holder”) and the Origination Trustee. To the extent not otherwise defined herein, capitalized terms used herein have the meanings set forth in the Origination Trust Agreement or the Transaction SUBI Supplement.

This Certificate is the duly authorized certificate issued under the Origination Trust Agreement and the Transaction SUBI Supplement, and is designated as “Porsche Leasing Ltd. Transaction Special Unit of Beneficial Interest 20[ ]-[ ] Certificate” (the “Transaction SUBI Certificate”). This Transaction SUBI Certificate is issued under and is subject to the terms, provisions and conditions of the Origination Trust Agreement (including the Transaction SUBI Supplement), to which Origination Trust Agreement the holder of this Transaction SUBI Certificate by virtue of the acceptance hereof assents and by which such holder is bound. There has also been issued an Undivided Trust Interest Certificate (the “Undivided Trust Interest

A-1	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement

Certificate”), and there may also be issued under the Origination Trust Agreement various other series of certificates representing Special Units of Beneficial Interest (the “SUBI Certificates” and, together with the Undivided Trust Interest Certificate, the “Certificates”). The Undivided Trust Interest Certificate evidences an exclusive, undivided interest in the Origination Trust Assets other than SUBI Assets (each as defined in the Origination Trust Agreement); each other series of SUBI Certificates will evidence an exclusive undivided interest in a separate SUBI Portfolio other than the Transaction SUBI Portfolio.

This Transaction SUBI Certificate does not represent an obligation of, or an interest in, the Settlor, the Origination Trustee, the UTI Holder or any of their respective Affiliates other than the Origination Trust. A copy of the Origination Trust Agreement may be examined during normal business hours at the principal office of the Origination Trustee, and at such other places, if any, designated by the Origination Trustee, by the holder hereof upon request.

By accepting this Transaction SUBI Certificate, the holder hereof releases (or fully subordinates, but only to the extent such release is not given effect) any claim in respect of this Transaction SUBI Certificate to any proceeds or assets of the Origination Trustee and to all of the assets of the Origination Trust other than those from time to time included within the Transaction SUBI Portfolio (the “Transaction SUBI Assets”) and those proceeds or assets derived from or earned by the Transaction SUBI Assets.

Prior to due presentation of this Transaction SUBI Certificate for registration of a permitted transfer, the Origination Trustee, the certificate registrar and any of their respective agents may treat the Person or entity in whose name this Transaction SUBI Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and, except as provided for in the Origination Trust Agreement, neither the Origination Trustee, the certificate registrar nor any such agent shall be affected by any notice to the contrary.

The holder of this Transaction SUBI Certificate covenants and agrees that, prior to the date which is one year and one day after the date upon which all obligations under each Financing have been paid in full, it will not institute against, or join any other Person in instituting against, any Bankruptcy Remote Party, any Proceeding under any federal bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction or similar law.

No bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceedings under any federal or state bankruptcy, insolvency or similar law shall be instituted by the Origination Trust without the unanimous consent of the Origination Trustee and each certificateholder hereunder. The Origination Trustee shall not so consent unless directed to do so by the UTI Holder and by all of the certificateholders.

Unless this Transaction SUBI Certificate shall have been executed by an authorized officer of the Origination Trustee, by manual signature, this Transaction SUBI Certificate shall not entitle the holder hereof to any benefit under the Origination Trust Agreement or be valid for any purpose.

A-2	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement

IN WITNESS WHEREOF, the Origination Trustee on behalf of the Origination Trust and not in its individual capacity has caused this Transaction SUBI Certificate to be duly executed.

Dated: _________________________, [ ]	PORSCHE LEASING LTD.

	By:	[WILMINGTON TRUST COMPANY], not in its individual capacity but solely as Origination Trustee

By:
Authorized Officer

A-3	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the Transaction SUBI Certificate issued under the within-mentioned Origination Trust Agreement and the Transaction SUBI Supplement.

[WILMINGTON TRUST COMPANY], as Origination Trustee

By:_____________________________
Authorized Officer

or_______________________________,
as agent for the Origination Trustee

By:_____________________________
Authorized Officer

A-4	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement

SCHEDULE 1

Transaction SUBI Supplement

20[ ]-[ ]

DESCRIPTION OF TRANSACTION UNITS

[On file with the Indenture Trustee and the Servicer]

I-1	Transaction SUBI Supplement 20[ ]-[ ] to Origination Trust Agreement